Exhibit 32.1
                                                                    ------------


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2004 ("Report") by Community West Bancshares ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of and for the periods presented in the Report.


                                /s/ Lynda J. Nahra
                                    --------------
                                    Lynda J. Nahra
                                    President and Chief Executive Officer

                                /s/ Charles G. Baltuskonis
                                    ----------------------
                                    Charles G. Baltuskonis
                                    Executive Vice President and
                                    Chief Financial Officer

     March 24, 2005


          A signed original of this written statement required by Section 906 has been provided to Community West Bancshares and will be furnished to the Securities and Exchange Commission or its staff upon request.